Shareholders' equity	12 Months Ended
Dec. 31, 2018
Equity [Abstract]
Shareholders' equity
Shareholders’ equity
Ordinary shares
As of December 31, 2018, the Company had 154,897,265 ordinary shares authorized on a fully diluted share capital basis and 116,561,917 ordinary shares in issue. Each issued ordinary share entitles the holder to vote on all matters submitted to a vote of the Company’s shareholders. Ordinary shareholders are entitled to receive dividends, as may be declared by the board of directors.
In October 2017, the Company completed a private placement with existing and new investors and issued 66.4 million units for net proceeds after expenses of $23.2 million. Each unit consisted of one ordinary share and one warrant to subscribe for 0.4 ordinary shares at a purchase price of 58 pence ($0.78).
Warrants to purchase ordinary shares
As of December 31, 2018, there were 26,558,600 warrants to purchase ordinary shares outstanding, which were issued in connection with the October 2017 private placement, with an exercise price of 58 pence ($0.78) that carry an expiration date of April 2020.

During the year ended December 31, 2018, there were 358,573 warrants to purchase ordinary shares at 49 pence ($0.66) that expired.